Exhibit 10.1

FIDUS INVESTMENT CORPORATION

(a Maryland Corporation)

Common Stock, Par Value $0.001 Per Share

AMENDMENT NO. 1 TO

EQUITY DISTRIBUTION AGREEMENT

Dated as of August 11, 2023

This Amendment No. 1, dated August 11, 2023 (the “Amendment”), is to the Equity Distribution Agreement, dated November 10, 2022 (the “Equity Distribution Agreement”), by and among Fidus Investment Corporation, a Maryland corporation (the “Company”), Fidus Investment Advisors, LLC, a Delaware limited liability company (the “Adviser”), and each of Raymond James & Associates, Inc. and B. Riley Securities, Inc. (the “Sales Agents”).

WHEREAS, the Company, the Adviser and the Sales Agents have entered into the Equity Distribution Agreement, pursuant to which from time to time during the term of the Equity Distribution Agreement, on the terms and subject to the conditions set forth therein, the Company may issue and sell through the Sales Agents, acting as agents and/or principals, shares of the Company’s common stock, par value $0.001 per share (the “Securities”), having an aggregate offering price of up to $50,000,000; and

WHEREAS, the Company, the Adviser and the Sales Agents desire to amend the Equity Distribution Agreement to provide that the Company may issue and sell through the Sales Agents, acting as agents and/or principals, Securities having an aggregate offering price of up to $150,000,000.

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby amend the Equity Distribution Agreement and agree as follows:

Amendment of Preamble. Effective as of the date hereof, the first paragraph of the preamble to the Equity Distribution Agreement is replaced in its entirety with the following:

Each of Fidus Investment Corporation, a Maryland corporation (the “Company”), and Fidus Investment Advisors, LLC, a Delaware limited liability company (the “Adviser”), registered as an investment adviser under the Investment Advisers Act of 1940, as amended (collectively with the rules and regulations of the Commission (as defined below) promulgated thereunder, the “Advisers Act”), confirms its agreement with the several sales agents named in Schedule A hereto (each, a “Sales Agent” and together, the “Sales Agents”) with respect to the sale by the Company of shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), having an aggregate offering price of up to $150,000,000. The shares of Common Stock to be sold by the Sales Agents are herein called the “Securities.” The aggregate amount of Securities that may be sold collectively pursuant to this Agreement shall not exceed the lesser of $150,000,000 and the dollar amount of Securities permitted to be sold under the Registration Statement (as defined below).

Waivers for Amendment; Consent. Each of the Company, the Adviser and the Sales Agents by the execution of this Amendment, hereby consent to the amendments, modifications and supplements to the Equity Distribution Agreement contemplated herein.

No Other Amendments. No other amendments to the Equity Distribution Agreement are intended by the parties hereto, are made, or shall be deemed to be made, pursuant to this Amendment, and all provisions of the Equity Distribution Agreement, including all Exhibits thereto, unaffected by this Amendment shall remain in full force and effect.

Governing Law; Headings. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles. The section headings in this Amendment have been inserted as a matter of convenience of reference and are not a part of this Amendment.

Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Equity Distribution Agreement.

Counterparts and Electronic Signatures. This Amendment may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. An electronic or facsimile signature shall constitute an original signature for all purposes.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Equity Distribution Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

Very truly yours,

FIDUS INVESTMENT CORPORATION

By:	/s/ Shelby E. Sherard
Name: Shelby E. Sherard
Title: Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

FIDUS INVESTMENT ADVISORS, LLC

By:	/s/ Edward H. Ross
Name: Edward H. Ross
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to Equity Distribution Agreement]

Confirmed and accepted as of the date first-written above:

RAYMOND JAMES & ASSOCIATES, INC.

By:	/s/ Larry Herman
Name: Larry Herman
Title: Managing Director

B. RILEY SECURITIES, INC.

By:	/s/ Patrice McNicoll
Name: Patrice McNicoll
Title: Head of Investment Banking

[Signature Page to Amendment No. 1 to Equity Distribution Agreement]